SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  July 11, 2002
------------------------------
(Date of earliest event reported)


                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-73338-01               74-2440858
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                  745 Seventh Avenue, New York, New York 10019
--------------------------------------------------------------------------------

                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 526-7000

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Structured Asset Securities Corporation, Commercial Mortgage Trust 2002-FX1, Commercial Mortgage Pass-Through Certificates, Series 2002-FX1. On June 27, 2002, Structured Asset Securities Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 11, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, ABN AMRO Bank N.V., as fiscal agent and LaSalle Bank National Association, as trustee of the Structured Asset Securities Corporation, CDC Commercial Mortgage Trust 2002-FX1, Commercial Mortgage Pass-Through Certificates, Series 2002-FX1 issued in twenty-two classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated June 17, 2002, as supplemented by the Prospectus Supplement dated June 21, 2002.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   STRUCTURED ASSET SECURITIES CORPORATION


                                   By:   /s/ Tracy Dembicer
                                      --------------------------------
                                      Name:  Tracy Dembicer
                                      Title: Authorized Signatory

Date:  July 11, 2002

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------
    4                           Pooling and Servicing Agreement         E